January 8, 2015

Supplement

SUPPLEMENT DATED JANUARY 8, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2014
(the "Fund")

Nancy C. Everett and Jakki L. Haussler joined the Board of Directors of the Fund as Independent Directors effective January 1, 2015. As a result, all references to 10 Directors are hereby deleted and replaced with 12 Directors.

The following is hereby added as the last rows in the section of the Fund's Statement of Additional Information entitled "Management of the Fund—Independent Directors:"

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Nancy C. Everett (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98	Director of Cincinnati Bell Inc.

The following is hereby added as the penultimate paragraphs in the section of the Fund's Statement of Additional Information entitled "Management of the Fund—Experience, Qualifications and Attributes."

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund's Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive), a licensed attorney in the State of Ohio (inactive), and an audit committee financial expert under SEC regulations.

The first and second paragraphs in the section of the Fund's Statement of Additional Information entitled "Management of the Fund—Compensation" are hereby deleted and replaced with the following:

Effective January 1, 2015, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $240,000 ($230,000 prior to January 1, 2015) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $480,000 ($460,000 prior to January 1, 2015) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.